                                                                  Exhibit 10.10


                                                                  EXECUTION COPY
                                                                  --------- ----
                               PLEDGE AGREEMENT

                         Dated as of November 30, 1994

                                     among

                            SPECIALTY CATALOG CORP.

                                      and

                              SC HOLDINGS L.L.C.

                                  as Pledgor
                                  -- -------

                                      and

                          BANQUE NATIONALE DE PARIS,
                               NEW YORK BRANCH,

                                   as Agent
                                   -- -----

                               TABLE OF CONTENTS

 Section                                                                    Page
 -------                                                                    ----
  1.   Grant of Security                                                      2
  2.   Security for Obligations                                               2
  3.   Delivery of Collateral                                                 3
  4.   Representations and Warranties                                         3
  5.   Further Assurances                                                     4
  6.   Place of Perfection; Records                                           4
  7.   Voting Rights; Dividends; Etc                                          5
  8.   Transfers and Other Liens; Additional Shares                           6
  9.   The Agent Appointed Attorney-in-Fact                                   6
  10.  The Agent May Perform                                                  7
  11.  The Agent's Duties                                                     7
  12.  Remedies                                                               7
  13.  Indemnity and Expenses                                                 8
  14.  Amendments; Waivers; Etc                                               9
  15.  Addresses for Notices                                                  9
  16.  Continuing Security Interest; Assignments Under the Credit Agreement   9
  17.  Release and Termination                                               10
  18.  Governing Law; Terms                                                  10


                                   SCHEDULE
                                   --------

  Schedule I      -         Pledged Shares & Pledged Indebtedness

                               PLEDGE AGREEMENT

     PLEDGE AGREEMENT dated as of November 30, 1994 made by SPECIALTY CATALOG CORP., a Delaware corporation ("Specialty"), with an office at Six Landmark
                                ---------
Square, 4th Floor, Stamford, CT 06901, and SC HOLDINGS L.L.C. ("Holdings," and
                                                                --------
together with Specialty, the "Pledgor") a Delaware Limited Liability Company
                              -------
with an office at Six Landmark Square, 4th Floor, Stamford, CT 06901 , to Banque Nationale de Paris, New York Branch , as agent (together with any successor agent appointed pursuant to Article VII of the Credit Agreement (as hereinafter defined), the Agent") for the Lenders, the Issuing Bank under the
                          -----
Credit Agreement and as custodian for the Hedge Banks (as hereinafter defined).

     PRELIMINARY STATEMENTS.

     (1) The Lenders, the Issuing Bank and the Agent have entered into a Credit Agreement dated as of November 23, 1994 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement", the capitalized terms
                                 ------ ---------
defined therein, and not otherwise defined herein, being used herein as therein defined) with Wigs by Paula, Inc. (the"Borrower").
                                       --------

     (2) As of the date hereof, Wigs by Paula, Inc. ("Wigs") will be merged
                                                      ----
with and into SC Corporation ("SC"), a wholly owned subsidiary of Specialty
                               --
Catalog Corp.

     (3) The Pledgor is the owner of the shares of stock, and of the warrants, rights and options to acquire shares of stock (collectively, the "Pledged
                                                                  -------
Shares") described in Schedule I hereto and issued by the corporations named
- ------
therein. The Pledgor is also the owner of all the subordinated notes (collectively, the "Pledged Indebtedness") described in Schedule I hereto and
                    ------- ------------
issued by the corporations named therein.

     (4) The Borrower will invest in Hedge Agreements (such Hedge Agreements being, collectively, the "Secured Hedge Agreements") with one or more Lenders
                          ------- ----- ----------
(such Lenders being, collectively, the "Hedge Banks ") to obtain the protection
                                        ----- -----
against fluctuation in certain interest rates as required by Section 5.01(n) of the Credit Agreement.

     (5) Pursuant to Section 5.02(d) of the Credit Agreement, SC, as of the date hereof, shall assume Wigs' Obligations on the Notes and Wigs' Obligations and performance of Wigs' covenants under the Loan Documents to which it is or is to be a party in order to induce the Lenders to continue to make Advances under the Credit Agreement and the Issuing Bank to issue Letters of Credit under the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to continue to make Advances, the Issuing Bank to issue Letters of Credit and the Hedge Banks to enter into arrangements required by Section 5.01(n) under the Credit

Agreement, the Pledgor hereby agrees with the Agent for its benefit and the ratable benefit of the Issuing Bank, the Lenders and the Hedge Banks as follows:

     SECTION 1. Grant of Security. The Pledgor hereby pledges to the Agent for
                -----------------
its benefit and the ratable benefit of the Issuing Bank, the Lenders and the Hedge Banks, and hereby grants to the Agent for its benefit and the ratable benefit of the Issuing Bank and the Lenders and the Hedge Banks, a security interest in the following (collectively, the "Collateral"):
                                              ----------

     (a) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

     (b) the Pledged Indebtedness and the instruments evidencing the Pledged Indebtedness and all interest, cash instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Indebtedness;

     (c) all additional shares of stock, and all additional warrants, rights or options to acquire shares of stock, from time to time acquired by the Pledgor in any manner, and the certificates representing such additional shares and such additional warrants, rights or options, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed, in each case, in respect of or in exchange for any or all of such shares or such additional warrants, rights or options; and

     (d) all additional indebtedness from time to time held by the Pledgor in any manner and the instruments evidencing such additional indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional indebtedness; and

     (e) all proceeds of any and all of the foregoing Collateral (including, without limitation, proceeds that constitute property of the types described in clauses (a), (b), (c) and (d) of this Section 1) and, to the extent not otherwise included, all proceeds of any and all of the foregoing Collateral in the form of (i) payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

     SECTION 2. Security for Obligations. This Agreement secures the payment of
                ------------------------
all Obligations of the Pledgor now or hereafter existing under this Agreement, each other Loan Document and the Secured Hedge Agreement, whether for principal, interest, fees, expenses or otherwise (all such Obligations being the "Secured
                                                                       -------
Obligations"). Without limiting the generality of the foregoing, this Agreement
- -----------
secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by the Pledgor to the Agent, the Issuing Bank or the Lenders under the Loan Documents or to the Hedge Banks under the Secured Hedge Agreement but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving the Pledgor.

     SECTION 3. Delivery of Collateral. All certificates or instruments
                ----------------------
representing or evidencing Collateral shall be delivered to and held by or on behalf of the Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Agent. The Agent shall have the right, if any Default shall have occurred and be continuing and the Pledgor shall have received notice thereof from the Agent, to transfer to or to register in the name of the Agent or any of its nominees any or all of the Collateral, subject only to the revocable rights specified in
Section 7(a). In addition, the Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations.

     SECTION 4. Representations and Warranties. The Pledgor represents and
                ------------------------------
warrants as to itself and its Collateral as follows:

     (a) The Pledgor is the legal and beneficial owner of the Collateral free and clear of any Lien, except for the security interest created by this Agreement and the Liens permitted under Section 5.02(a) of the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Agent relating to this Agreement. The Pledgor has no trade names.

     (b) The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable.

     (c) The Pledged Shares constitute the percentage of the issued and outstanding shares of capital stock of the issuers thereof indicated on
   Schedule I hereto.

     (d) This Agreement, the pledge of the Collateral pursuant hereto and the delivery of the Pledged Shares and the Pledged Indebtedness to the Agent create a valid and perfected first priority security interest in the Collateral, securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest will have been duly made or taken within three Business Days of the date hereof.

     (e) No authorization, approval or other action by, and no notice to or filing with, any governmental authority, regulatory body or other third party is required for (i) the grant by the Pledgor of the security interest granted hereby, for the pledge by the Pledgor of the Collateral pursuant hereto or for the due execution, delivery or performance of this Agreement by the Pledgor, (ii) the perfection or maintenance of the pledge and security interest created hereby (including the first priority nature of such pledge or security interest), except for the filing of financing statements under the Uniform Commercial Code, which financing statements will have been duly filed within three business days of the date hereof or (iii) the exercise by the Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with the disposition of any portion of the Collateral by laws affecting the offering and sale of securities generally.

     SECTION 5. Further Assurances. (a) the Pledgor agrees that from time to
                ------------------
time, at its own expense, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may reasonably request, in order to perfect and protect any pledge or security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Pledgor will: (i) mark conspicuously each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Agent, indicating that such document or Collateral is subject to the security interest granted hereby; (ii) if any Collateral shall be evidenced by an instrument or chattel paper, deliver and pledge to the Agent hereunder such instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent; and (iii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Agent may reasonably request, in order to perfect and preserve the pledge and security interest granted or purported to be granted hereby.

     (b) the Pledgor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of the Pledgor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

     (c) the Pledgor will furnish to the Agent from time to time such statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

     SECTION 6. Place of Perfection; Records. The Pledgor shall keep its chief
                ----------------------------
place of business and chief executive office and the office where it keeps its records concerning the Collateral located at the address specified in the recital of parties to this Agreement or, upon 30 days' prior written notice to the Agent, at such other locations in a jurisdiction where all actions required by Section 5 shall have been taken with respect to the Collateral. The Pledgor will hold and preserve such records and will permit representatives of the Agent at any time during normal business hours, and upon reasonable notice, to inspect and make abstracts from such records.

     SECTION 7. Voting Rights: Dividends: Etc. (a) So long as no Default shall
                -----------------------------
have occurred and be continuing:

     (i) the Pledgor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not expressly prohibited by the terms of this Agreement, the other Loan Documents or the Secured Hedge Agreements; provided, however, that the Pledgor shall not exercise or refrain from
   --------  -------
   exercising any such right if such action or inaction would be reasonably likely to have a material adverse effect on the value of the Collateral or any part thereof.

     (ii) the Pledgor shall be entitled to receive and retain any and all dividends and interest paid in respect of the Collateral; provided, however,
                                                             --------  -------
   that any and all

        (A) dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral,

        (B) dividends and other distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

        (C) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Collateral,

  shall be, and shall be forthwith delivered to the Agent to hold as, Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Agent, be segregated from the other property or funds of the Pledgor and be forthwith delivered to the Agent as Collateral in the same form as so received (with any necessary indorsement or assignment). The Pledgor shall, upon the request of the Agent, promptly execute such documents and do such acts as may be necessary or advisable in the reasonable judgment of the Agent to give effect to this clause (ii). Any and all money and other property paid over to or received by the Agent pursuant to the provisions of this Section 7(a) shall be retained by the Agent as additional Collateral hereunder and applied in accordance with the provisions hereof.

     (iii) The Agent shall promptly execute and deliver (or cause to be executed and delivered) to the Pledgor all such proxies and other instruments as the Pledgor may reasonably request for the purpose of enabling the Pledgor to exercise the voting and other rights that it is entitled to exercise pursuant to clause (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to clause (ii) of this Section 7.

     (b) Upon the occurrence and during the continuance of a Default:

     (i) All rights of the Pledgor to (A) exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 7(a)(i) shall be suspended and (B) receive the dividends, interest payments and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) shall be suspended and all such rights shall thereupon become vested in the Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Collateral such dividends, interest payments or other distributions.

     (ii) All dividends, interest payments and other distributions that are received by the Pledgor contrary to the provisions of clause (i) of this
   Section 7(b) shall be received in trust for the benefit of the Agent, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Agent as Collateral in the same form as so received (with any necessary indorsement or assignment). Any and all money and other property paid over to or received by the Agent pursuant to the provisions of this
   Section 7(b) shall be retained by the Agent as additional Collateral hereunder and applied in accordance with the provisions hereof.

   The Agent shall provide notice to the Pledgor of any suspension of the rights of the Pledgor described in this Section 7 within a reasonable period of time after such suspension.

     SECTION 8. Transfers and Other Liens: Additional Shares. Except as may
                --------------------------------------------
otherwise be required solely to consummate the Merger and the transactions contemplated in connection therewith: (a) the Pledgor shall not (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral or (ii) create or suffer to exist any Lien upon or with respect to any of the Collateral, except for the pledge, assignment and security interest created by this Agreement.

    (b) the Pledgor shall (i) cause each issuer of the Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to the Pledgor, and (ii) pledge to the Agent hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of the Pledged Shares.

     SECTION 9. The Agent Appointed Attorney-in-Fact. the Pledgor hereby
                ------------------------------------
irrevocably appoints the Agent Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time upon the occurrence and during the continuance of a Default, to take any action and to execute any instrument that the Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

     (a) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

     (b) to receive, indorse and collect any drafts or other instruments, documents and chattel paper in connection with subsection (a) above (including, without limitation, all instruments representing dividends, interest payments or other distributions in respect of the Collateral or any part thereof) and give full discharge for the same, and

     (c) to file any claims or take any action or institute any proceedings that may be necessary or desirable to enforce the rights of the Agent with respect to any of the Collateral.

     SECTION 10. The Agent May Perform. If the Pledgor fails to perform any
                 ---------------------
agreement contained herein, the Agent may itself perform, or cause the performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Pledgor under Section 13(b).

     SECTION 11. The Agent's Duties. The powers conferred on the Agent hereunder
                 ------------------
are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Agent, the Issuing Bank, or any Lender has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which BNP accords its own property.

     SECTION 12. Remedies. If any Event of Default shall have occurred and be
                 --------
continuing:

     (a) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the Uniform Commercial Code in effect in the State of New York at such time (the "N.Y.
                                                                         ----
   Uniform Commercial Code") (whether or not the N.Y. Uniform Commercial Code
   -----------------------
   applies to the affected Collateral) and also may (i) require the Pledgor to, and the Pledgor hereby agrees that it will at its expense and upon request of the Agent forthwith, assemble all or part of the Collateral as directed by the Agent and make it available to the Agent at a place to be designated by the Agent that is reasonably convenient to both parties and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. the Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

     (b) Any cash held by the Agent as Collateral and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to Section 13(b)) in whole or in part by the Agent for its benefit, the ratable benefit of the Issuing Bank and the ratable benefit of the Lenders and the Hedge Banks against, all or any part of the Secured Obligations in the order set forth in Section l9(b) of the Security Agreement. Any surplus of such cash or cash proceeds held by the Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

     (c) The Agent may exercise any and all rights and remedies of the Pledgor in respect of the Collateral.

     (d) All payments received by the Pledgor in respect of the Collateral shall be received in trust for the benefit of the Agent, shall be segregated from other funds of the Pledgor and shall be forthwith paid over to the Agent in the same form as so received (with any necessary indorsement or assignment).

     SECTION 13. Indemnity and Expenses. (a) Each Pledgor agrees, jointly and
                 ----------------------
severally, to indemnify the Agent, each Lender, the Issuing Bank and each Hedge Bank and each of their respective affiliates and their officers, directors, employees, agents and advisors (each, an Indemnified Party") from and against
                                         ----------- -----
any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from such Indemnified Party's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction.

     (b) The Pledgor will pay to the Agent, upon demand, the amount of any and all reasonable and documented expenses (including, without limitation, the reasonable fees and expenses of its counsel and of any experts and agents) that the Agent may incur in connection with (i) the administration of this Agreement,
(ii) the custody, preservation, use of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Agent, any Lender, the Issuing Bank or any Hedge Bank hereunder or (iv) the failure by the Pledgor to perform or observe any of the provisions hereof.

     SECTION 14. Amendments; Waivers; Etc. (a) No amendment or waiver of any
                 ------------------------
provision of this Agreement, and no consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     (b) No failure on the part of the Agent, any Lender, the Issuing Bank or any Hedge Bank to exercise, and no delay in exercising any right, power or privilege hereunder, shall operate as a waiver thereof or consent thereto; nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     SECTION 15. Addresses for Notices. All notices and other communications
                 ---------------------
provided for hereunder shall be in writing (including telegraphic, telecopier, telex or cable communication) and, mailed, telegraphed, telecopied, telexed, cabled or delivered (a) if to the Pledgor, addressed to it at the address specified in the recital of parties to this

Agreement, Attention: Stephen L. Bock, (b) if to the Agent, any Lender, the Issuing Bank or any Hedge Bank addressed to it at its address specified in
Section 8.02 of the Credit Agreement, or (c) as to any party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 16. All such notices and other communications shall, when mailed, telegraphed, telecopied, telexed or cabled, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier, confirmed by telex answerback or delivered to the cable company, respectively, addressed as aforesaid.

     SECTION 16. Continuing Security Interest; Assignments Under the Credit
                 ----------------------------------------------------------
Agreement. This Agreement shall create a continuing security interest in the
- ---------
Collateral and shall (a) remain in full force and effect until the later of (i) the payment in full in cash of the Secured Obligations and (ii) the Termination Date, (b) be binding upon the Pledgor, its successors and assigns and (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of, and be enforceable by, the Agent, the Lenders, the Issuing Bank, the Hedge Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement (including, without limitation, all or any portion of its Commitment or Commitments, the Advances owing to it and any Note or Notes held by it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise, in each case as provided in Section 8.07 of the Credit Agreement.

     SECTION 17. Release and Termination. (a) Upon any sale, lease, transfer or
                 -----------------------
other disposition of any item of Collateral in accordance with the terms of the Loan Documents, the Agent will, at the Pledgor's expense, execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby; provided, however, that (i) at the time of such request and
                --------  -------
such release, no Default shall have occurred and be continuing, (ii) the Pledgor shall have delivered to the Agent, at least ten Business Days prior to the date of the proposed release, a written request for release describing the item of Collateral and the terms of the sale, lease, transfer or other disposition in reasonable detail (including, without limitation, the price thereof and any expenses in connection therewith), together with a form of release for execution by the Agent and a certification by the Pledgor to the effect that the transaction is in compliance with the Loan Documents and as to such other matters as the Agent may request and (iii) the proceeds of any such sale, lease, transfer or other disposition required to be applied in accordance with Section
2.06 of the Credit Agreement shall be paid to, or in accordance with the instructions of, the Agent in accordance with the requirements of Section 2.06 of the Credit Agreement.

     (b) Upon the later of (i) the payment in full in cash of the Secured Obligations and (ii) the Termination Date, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination and reversion, the Agent will, at Pledgor's expense, return to the Pledgor such of the Collateral in its possession as shall not have been sold or otherwise applied pursuant to the terms of the Loan Documents and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination and reversion.

     SECTION 18. Governing Law; Terms. This Agreement shall be governed by and
                 --------------------
construed in accordance with the laws of the State of New York, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the N.Y. Uniform Commercial Code are used herein as therein defined.

     IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                  The Pledgor
                                  -----------

                                  SPECIALTY CATALOG CORP.


                                  By /s/ Steven L. Bock
                                     -------------------------
                                     Name:  Steven L. Bock
                                     Title: CEO


                                  SC HOLDINGS L.L.C.

                                  BY  DICKSTEIN INTERNATIONAL LIMITED

                                       By  DICKSTEIN PARTNERS, INC., its Agent


                                            By
                                               ---------------------------
                                               Name:
                                               Title:

     (b) Upon the later of (i) the payment in full in cash of the Secured Obligations and (ii) the Termination Date, the pledge, assignment and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Pledgor. Upon any such termination and reversion, the Agent will, at Pledgor's expense, return to the Pledgor such of the Collateral in its possession as shall not have been sold or otherwise applied pursuant to the terms of the Loan Documents and execute and deliver to the Pledgor such documents as the Pledgor shall reasonably request to evidence such termination and reversion.

     SECTION 18. Governing Law; Terms. This Agreement shall be governed by and
                 --------------------
construed in accordance with the laws of the State of New York, except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the N.Y. Uniform Commercial Code are used herein as therein defined.

     IN WITNESS WHEREOF, the Pledgor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                  The Pledgor
                                  -----------

                                  SPECIALTY CATALOG CORP.


                                  By
                                     -------------------------
                                     Name:
                                     Title:


                                  SC HOLDINGS L.L.C.

                                  BY  DICKSTEIN INTERNATIONAL LIMITED

                                       By  DICKSTEIN PARTNERS, INC., its Agent


                                            By /s/ Alan Cooper
                                               ---------------------------
                                               Name:  Alan Cooper
                                               Title: Vice President

                                  The Agent
                                  ---------

                                  BANQUE NATIONALE DE PARIS,
                                      NEW YORK BRANCH


                                  By /s/ Christopher J. Kiely
                                     --------------------------------
                                     Name:  Christopher J. Kiely
                                     Title: Vice President


                                  By /s/ Alan Mustacchi
                                     --------------------------------
                                     Name:  Alan Mustacchi
                                     Title: AVP

                                  SCHEDULE I
                            TO THE PLEDGE AGREEMENT

                                PLEDGED SHARES

                                                                            Percentage of Issued
                    Class of      Par          Stock              Number       and Outstanding
Issuer                Stock      Value    Certificate No(s).    of Shares      Shares of Class
- ------              --------     -----    ------------------    ---------   --------------------
1. SC Corporation    Common      $.01             C-16           868,365           100%

2. SC Corporation    Preferred   $100             P-9             22,491           100%
                                PLEDGED INDEBTEDNESS

Issuer of            Description of                                                    Outstanding
Indebtedness         Indebtedness           Certificate No.      Final Maturity     Principal Amount
- ------------         --------------         ---------------      --------------     ----------------
SC Corporation       Subordinated Notes            9              11/22/02           $3,680,186